                                       -----------------------------------------
                                       DELAWARE GROUP
                                       -----------------------------------------
                                       PREMIUM FUND
                                       -----------------------------------------
                                       INTERNATIONAL
                                       -----------------------------------------
                                       EQUITY SERIES
                                       -----------------------------------------



                                       ANNUAL REPORT
                                       -----------------------------------------
                                       DECEMBER 31, 1995


SML-1334ANN

January 31, 1996

Dear Policyholder:

     The year 1995 was marked by a U.S. stock market that showed renewed vitality, providing strong returns that contrasted sharply with the very sluggish period faced a year earlier. With the exception of several European countries, few overseas stock markets were as robust as the U.S., although many established markets performed better than in 1994.

                                                               1995 Total Return
Morgan Stanley Europe Australia Far East (EAFE) Index                +9.42%
International Equity Series                                         +13.98%*

Performance quoted above assumes reinvestment of dividends.
*Complete performance information can be found following the discussion section of this report.

     Many stock markets around the world appear to be well-positioned for the year ahead. Although consumer spending has been weak, especially in many established markets, lower interest rates have the potential to fuel additional demand for goods and services. We believe the outlook for established international equity markets is bright, particularly in Europe.

     A summary of the strategies and performance for your investment series is included in the pages that follow. Keep in mind that your annuity is designed as a long-term investment and that any earnings compound tax-deferred until withdrawal. This can help increase your earnings potential. We thank you for the confidence you have expressed in Delaware Group.

Sincerely,

/s/ Wayne A. Stork

Wayne A. Stork
Chairman, President and Chief Executive Officer

International Equity Series

Portfolio Strategy and Performance in 1995

     While the returns available from some European countries were very strong, few of the established international stock markets kept pace with soaring U.S. equity prices in 1995, even after adjusting for currency fluctuations.

     Still, the International Equity Series provided a total return of +13.98%* (with capital gains and dividends reinvested) that was substantially higher than the +9.4% total return of the benchmark Morgan Stanley Europe Australia Far East Index. The generally weak performance of the U.S. dollar in 1995 enhanced the Series' and the Index' return by making investments denominated in other currencies worth more in dollars.

     The Series outperformed the Index in part because it was overweighted in the United Kingdom, whose FT-SE 100 Index rose +25.7% (the Financial Times-Stock Exchange Index represents the market capitalization of 100 large public companies). The Series was also underweighted in Japan, where the benchmark Nikkei Index rose only +1.4%.

     International Equity Series seeks to avoid undue risk to principal by diversifying among companies in established markets and by limiting holdings in markets we believe to be overvalued or particularly risky due to economic or political instability.

     We generally favor stocks with higher than average dividend yields. We believe dividend income can help protect investors in two ways. First, this focus leads us to stocks of relatively stable, large and mid-size companies, while avoiding smaller, and in our opinion, riskier companies. And second, income can help to cushion losses when stock prices fall.

A Look at the Portfolio

     Many of our investments in European countries such as the United Kingdom, the Netherlands and Belgium performed well. Investments in the U.K. represented about 27% of net assets as of December 31, 1995 and included a major airline, food processors, retailers and an entertainment company that operates "pubs."

     Companies based in the British Commonwealth countries of Australia, New Zealand and Canada represented another 15% of net assets and generally performed well. These countries benefited from low inflation and/or government efforts to reform fiscal policy.

     The Series did not participate in the robust markets of Sweden and Switzerland, Europe's best performing markets in 1995. We did not own any stocks in these countries because they generally did not fit the Series' income-oriented selection criteria.

     Our Japanese stocks--about 14% of net assets--consisted primarily of technology stocks whose earnings were driven by exports to countries such as the U.S. These stocks generally outperformed the Nikkei and made a positive contribution to the performance of the Series.

--------------------------------------------------------------------------------

International Equity Series Investment Objective

Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign issuers providing the potential for capital appreciation and income.

--------------------------------------------------------------------------------

Investment Outlook

     Overall, the Series expects to maintain a higher concentration in Europe than the EAFE Index. This is based on our belief that European economic growth will remain strong compared to Japan. In our opinion, European companies could surprise securities analysts with better-than-expected profits, as U.S. companies did early in fiscal 1995. We base this expectation on our observation that interest rates and inflation in Europe are declining. European companies are also reducing overhead and other costs to improve productivity.

     Although the Japanese market rebounded in the later months of 1995, we remain wary of this market. Many banks continue to have their debt ratings downgraded by bond rating services amid continuing problems with bad loans. We believe a "credit crunch" will continue to affect the ability of Japanese industrial companies in Japan to expand.

     In general, we believe established markets around the world stand to benefit in the years ahead from what we see as very favorable long-term developments in the 1990s--the disappearance of socialist regimes, the privatization of state enterprises, the gradual breakdown of trade barriers and the peaceful resolution of international disputes.

$10,000 Initial Investment* October 29, 1992 through December 31, 1995

                        International     Morgan Stanley Europe
                           Equity        Asia Far East (EAFE)
                           Series               Index
Dec. 31 '92               $10,030              $10,152
Mar. 31 '93               $10,090              $11,379
Jun. 30 '93               $10,150              $12,533
Sept. 30 '93              $10,801              $13,373
Dec. 31 '93               $11,632              $13,497
Mar. 31 '94               $11,669              $13,978
Jun. 30 '94               $11,810              $14,701
Sept. 30 '94              $12,042              $14,725
Dec. 31 '94               $11,931              $14,585
Mar. 31 '95               $12,323              $14,855
Jun. 30 '95               $12,499              $14,988
Sept. 30 '95              $13,225              $15,625
Dec. 31 '95               $13,609              $16,270

        International Equity Series
       Average Annual Total Returns*
-----------------------------------------
Lifetime                          +10.17%
One Year                          +13.98%

         Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the International Equity Series and the Morgan Stanley Europe Asia Far East (EAFE) Index for the period from the Series' inception on October 29, 1992 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1995

                                                                                                      Market
                                                                                  Number              Value
                                                                                 of Shares           (U.S.$)
 COMMON STOCK-91.62%
 Australia-8.44%
 CSR Limited...............................................................          762,966       $ 2,485,897
 National Australia Bank...................................................          302,167         2,719,795
 Pacific Dunlop............................................................          716,926         1,679,920
                                                                                                   -----------
                                                                                                     6,885,612
                                                                                                   -----------
 Belgium-5.18%
 Cimenteries CBR
   Cementbedrijven.........................................................              460           185,616
*Cimenteries CBR
   Cementbedrijven Put Warrants............................................              460             2,720
 Electrabel NPV............................................................           10,700         2,545,100
 G.I.B. Holdings...........................................................           33,700         1,479,502
 G.I.B. Holdings-VVPR......................................................              170             7,279
                                                                                                   -----------
                                                                                                     4,220,217
                                                                                                   -----------
 Canada-2.53%
 BC Telecom................................................................          113,800         2,065,222
                                                                                                   -----------
                                                                                                     2,065,222
                                                                                                   -----------
 France-6.84%
 Alcatel Alsthom...........................................................            9,872           852,273
 Campagnie de Saint Gobain.................................................           19,289         2,137,788
 Elf Aquitaine.............................................................           34,259         2,527,533
 Societe Television Francaise..............................................              526            56,468
                                                                                                   -----------
                                                                                                     5,574,062
                                                                                                   -----------
 Germany-6.10%
 Bayer.....................................................................            6,960         1,851,721
 Continental...............................................................           57,200           809,264
 Siemens...................................................................            4,205         2,315,056
                                                                                                   -----------
                                                                                                     4,976,041
                                                                                                   -----------
 Hong Kong-2.72%
 Hong Kong Electric........................................................          305,000           999,981
 Wharf Holdings Limited....................................................          366,000         1,218,911
                                                                                                   -----------
                                                                                                     2,218,892
                                                                                                   -----------
 Indonesia-1.37%
 PT Bank Dagang Nasional...................................................          885,500           726,160
 PT Semen Gresik...........................................................          140,000           391,878
                                                                                                   -----------
                                                                                                     1,118,038
                                                                                                   -----------

                                                                                                      Market
                                                                                  Number              Value
                                                                                 of Shares           (U.S.$)
 COMMON STOCK (Continued)
 Japan-13.93%
 Amano.....................................................................          160,000       $ 2,016,448
 Eisai.....................................................................          116,000         2,035,449
 Hitachi...................................................................          168,000         1,693,816
 Kinki Coca-Cola Bottling..................................................          120,000         1,628,669
 Matsushita Electric.......................................................          136,000         2,214,990
 Nichido Fire & Marine.....................................................          220,000         1,770,208
                                                                                                   -----------
                                                                                                    11,359,580
                                                                                                   -----------
 Malaysia-2.07%
 Oriental Holdings Berhad..................................................          133,000           675,765
 Sime Darby Berhad.........................................................          380,000         1,010,280
                                                                                                   -----------
                                                                                                     1,686,045
                                                                                                   -----------
 Netherlands-6.71%
 Elsevier-CVA..............................................................          119,500         1,595,321
 Koninklijke Van Ommeren
   Ceteco NV...............................................................           40,100         1,250,780
 Royal Dutch Petroleum.....................................................           11,350         1,587,442
 Unilever NV-CVA...........................................................            7,360         1,035,359
                                                                                                   -----------
                                                                                                     5,468,902
                                                                                                   -----------
 New Zealand-3.57%
 Carter Holt Harvey Limited................................................          277,800           599,333
 Telecom Corp. of New Zealand..............................................          535,784         2,311,829
                                                                                                   -----------
                                                                                                     2,911,162
                                                                                                   -----------
 Philippines-1.12%
 Philippine Long Distance
   Telephone Company ADR...................................................           16,900           910,487
                                                                                                   -----------
                                                                                                       910,487
                                                                                                   -----------
 Singapore-1.22%
 Jardine Matheson
   Holdings Limited........................................................          145,622           997,511
                                                                                                   -----------
                                                                                                       997,511
                                                                                                   -----------
 Spain-2.98%
 Banco Central Hispanoamer
   S.A.....................................................................           25,449           516,045
 Telefonica de Espana......................................................          138,500         1,917,965
                                                                                                   -----------
                                                                                                     2,434,010
                                                                                                   -----------

                                                                                                      Market
                                                                                  Number              Value
                                                                                 of Shares           (U.S.$)
 COMMON STOCK (Continued)
 United Kingdom-26.84%
 Bass plc..................................................................          173,000       $ 1,931,175
 Blue Circle Industries plc................................................          342,000         1,818,584
 British Airways plc.......................................................          230,000         1,664,027
 British Gas plc...........................................................          500,000         1,971,744
 Cable & Wireless plc......................................................          225,000         1,606,893
 Dalgety plc...............................................................          291,250         1,835,856
 GKN plc...................................................................          162,000         1,959,292
 Great Universal Stores plc................................................          206,000         2,190,809
 RTZ.......................................................................          105,100         1,527,303
 Sears plc.................................................................          914,000         1,475,796
 Taylor Woodrow plc........................................................          855,000         1,559,734
 Unigate plc...............................................................          368,000         2,348,207
                                                                                                   -----------
                                                                                                    21,889,420
                                                                                                   -----------
 Total Common Stock
   (cost $69,878,090)......................................................                         74,715,201
                                                                                                   -----------

                                                                                                      Market
                                                                                 Principal            Value
                                                                                 Amount**            (U.S.$)
 BONDS-0.03%
 World Bank 10.625%
   9/8/98..................................................................      Sp3,000,000       $    25,780
                                                                                                   -----------
 Total Bonds (cost $25,194)................................................                             25,780
                                                                                                   -----------
 GOVERNMENT
   OBLIGATIONS-1.80%
 Bonos Y Obligation Del Estado
   8.20% 2/28/09...........................................................    Sp204,000,000         1,466,318
                                                                                                   -----------
 Total Government Obligations
   (cost $1,308,092).......................................................                          1,466,318
                                                                                                   -----------
 MASTER REPURCHASE
   AGREEMENTS-5.51%
 With Chase Manhattan Bank
   5.60% 1/2/96 (dated 12/29/95,
   collateralized by $4,211,000
   U.S. Treasury Notes 7.75%
   due 11/30/99, market value
   $4,581,998).............................................................       $4,489,000         4,489,000
                                                                                                   -----------
 Total Repurchase Agreements
   (cost $4,489,000).......................................................                          4,489,000
                                                                                                   -----------

 TOTAL MARKET VALUE OF SECURITIES OWNED-98.96% (cost $75,700,376).............................      80,696,299
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.04%........................................         851,740
                                                                                                   -----------
 NET ASSETS APPLICABLE TO 6,217,817 SHARES ($.01 par value) OUTSTANDING;
   EQUIVALENT TO $13.12 PER SHARE-100.00%.....................................................     $81,548,039
                                                                                                   ===========
 COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
 Common stock, $.01 par value, 500,000,000 authorized to the Fund with
   50,000,000 allocated to the Series.........................................................     $72,995,760
 Accumulated undistributed:
   Net investment income***...................................................................       2,405,240
   Net realized gain on investments***........................................................         701,810
   Net unrealized appreciation on investments and foreign currencies..........................       5,445,229
                                                                                                   -----------
 Total net assets.............................................................................     $81,548,039
                                                                                                   ===========

--------------------
  *Non-income producing security for the year ended December 31, 1995.

 **Principal amount is stated in the currency in which each bond is denominated.

***Accumulated net investment income includes net realized gain on foreign currencies. During the current fiscal year, the Series reclassified $166,165 from accumulated net realized gain on investments to accumulated net investment income.

   Sp-Spanish pesetas

                            See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Operations
Year Ended December 31, 1995

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $334,303).....................................      $2,247,629
Interest................................................................................         430,301         $2,677,930
                                                                                              ----------
EXPENSES:
Management fees.........................................................................         525,376
Custodian fees..........................................................................          48,038
Salaries................................................................................          17,309
Dividend disbursing, transfer agent fees and expenses...................................           9,204
Registration fees.......................................................................           6,098
Taxes other than income.................................................................           5,616
Reports to shareholders.................................................................           5,390
Professional fees.......................................................................           4,270
Directors' fees.........................................................................           1,624
Amortization of organization expenses...................................................              17
Other...................................................................................           5,184
                                                                                              ----------
                                                                                                 628,126
Less expenses absorbed by Delaware International Advisers Ltd...........................         (67,625)
                                                                                              ----------
                                                                                                                    560,501
                                                                                                                 ----------
NET INVESTMENT INCOME...................................................................                          2,117,429
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
  Investment transactions...............................................................         726,008
  Foreign currencies....................................................................         478,025
                                                                                              ----------
Net realized gain.......................................................................       1,204,033
Net unrealized appreciation of investments and foreign currencies during the period.....       5,972,496
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..................                          7,176,529
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                         $9,293,958
                                                                                                                 ==========

                            See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Changes in Net Assets

                                                                                                 Year               Year
                                                                                                Ended              Ended
                                                                                               12/31/95           12/31/94
OPERATIONS:
Net investment income...................................................................     $ 2,117,429        $ 1,346,221
Net realized gain on investments and foreign currencies.................................       1,204,033            124,691
Net unrealized appreciation (depreciation) of investments
  and foreign currencies during the period..............................................       5,972,496         (1,593,702)
                                                                                             -----------        -----------
Net increase (decrease) in net assets resulting from operations.........................       9,293,958           (122,790)
                                                                                             -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................................................      (1,199,737)          (117,179)
Net realized gain from security transactions............................................        (449,901)           (16,740)
                                                                                             -----------        -----------
                                                                                              (1,649,638)          (133,919)
                                                                                             -----------        -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............................................................      22,650,087         43,657,308
Net asset value of shares issued upon reinvestment of dividends from
  net investment income.................................................................       1,199,737            117,179
Net asset value of shares issued upon reinvestment of distributions from
  net realized gain from security transactions..........................................         449,901             16,740
                                                                                             -----------        -----------
                                                                                              24,299,725         43,791,227
Cost of shares repurchased..............................................................      (8,045,244)        (2,549,135)
                                                                                             -----------        -----------
Increase in net assets derived from capital share transactions..........................      16,254,481         41,242,092
                                                                                             -----------        -----------
NET INCREASE IN NET ASSETS..............................................................      23,898,801         40,985,383
NET ASSETS:
Beginning of period.....................................................................      57,649,238         16,663,855
                                                                                             -----------        -----------
End of period (including undistributed net investment income of $2,405,240 and
  $1,321,383, respectively).............................................................     $81,548,039        $57,649,238
                                                                                             ===========        ===========

                            See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Notes to Financial Statements
December 31, 1995

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers nine series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series and the Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation-Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund's securities are valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes-The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements-The Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies-The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other-Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain series expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Series' average net assets.

2. Investment Management Fees and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the investment manager, a fee which is calculated at the annual rate of 0.75% of the average daily net assets of the Series less fees paid to the unaffiliated directors. At December 31, 1995, the International Equity Series had a liability for Investment Management fees payable to DIAL for $42,104 and a liability for other expenses payable to Delaware Management Company, Inc. (DMC) for $129.

DIAL has elected voluntarily to waive their fees and reimburse the Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for the Series through June 30, 1996. Total expense absorbed by DIAL for the year ended December 31, 1995 is $67,625.

Certain officers of DMC are officers, directors and/or employees of the Series. These officers, directors and employees are paid no compensation by the Series.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing and transfer agent. For the year ended December 31, 1995, the Series expensed $9,204 for these services. At
December 31, 1995, the International Equity Series had a liability for such fees and other expenses payable to DSC for $120.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DIAL and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DIAL and DSC have heretofore conducted their relationships with the Series.

3. Investments

During the year ended December 31, 1995, the International Equity Series made purchases of $28,644,997 and sales of $12,951,634 of investments other than U.S. Government securities and temporary cash investments.

At December 31, 1995, unrealized appreciation for federal income tax purposes aggregated $4,995,923 of which $7,777,986 related to unrealized appreciation of securities and $2,782,063 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $726,008 for the year ended December 31, 1995.

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                                                             Year Ended     Year Ended
                                                                                              12/31/95       12/31/94
Shares sold............................................................................      1,858,798      3,638,259
Shares issued upon reinvestment of dividends from net investment income and distributions from
  net realized gain from security transactions.........................................        146,765         11,188
                                                                                             ---------      ---------
                                                                                             2,005,563      3,649,447
Shares repurchased.....................................................................       (654,821)      (215,836)
                                                                                             ---------      ---------
  Net increase.........................................................................      1,350,742      3,433,611
                                                                                             =========      =========

The Series declared distributions of $0.113 per share from net realized gain from security transactions and dividends of $0.420 per share from net investment income, payable on January 29, 1996 to shareholders of record January 25, 1996. The ex-dividend date was January 26, 1996.

5. Foreign Exchange Contracts

The following currency forward contracts were outstanding at December 31, 1995:

            Contract to                  In Exchange          Settlement        Unrealized
              Deliver                        for                Date            Gain/(Loss)
            -----------                  -----------          ----------        -----------
    85,920,000    Belgian Francs         $3,000,000            1/31/96            $ 72,437
     4,170,000    Deutsche Marks          3,000,000            1/31/96              92,658
     4,671,000    Dutch Guilders          3,000,000            1/31/96              82,867
    14,730,000    French Francs           3,000,000            1/31/96             (10,395)
   746,745,000    Japanese Yen            7,500,000            1/31/96             209,660
                                                                                  --------
                                                                                  $447,227
                                                                                  ========

6. Financial Highlights

Selected data for a share of the Series outstanding throughout each period were as follows:

                                                                                               International Equity Series
                                                                                     ----------------------------------------------
                                                                                                                       10/29/92/1/
                                                                                                Year Ended                  to
                                                                                     12/31/95    12/31/94    12/31/93    12/31/92

Net asset value, beginning of period................................................ $11.8400    $11.6200    $10.0300    $10.0000
Income from investment operations:
  Net investment income.............................................................   0.4194      0.2198      0.0523      0.0153
  Net realized and unrealized gain from security transactions.......................   1.1906      0.0802      1.5477      0.0147
                                                                                     --------    --------    --------    --------
  Total from investment operations..................................................   1.6100      0.3000      1.6000      0.0300
                                                                                     --------    --------    --------    --------
Less distributions:
  Dividends from net investment income..............................................  (0.2400)    (0.0700)    (0.0100)       none
  Distributions from net realized gain from security transactions...................  (0.0900)    (0.0100)       none        none
                                                                                     --------    --------    --------    --------
  Total distributions...............................................................  (0.3300)    (0.0800)    (0.0100)       none
                                                                                     --------    --------    --------    --------
Net asset value, end of period...................................................... $13.1200    $11.8400    $11.6200    $10.0300
                                                                                     ========    ========    ========    ========
Total return........................................................................    13.98%       2.57%      15.97%       1.73%

Ratios/supplemental data:
  Net assets, end of period (000's omitted).........................................  $81,548     $57,649     $16,664        $177
  Ratio of expenses to average daily net assets.....................................     0.80%       0.80%       0.80%        /2/
  Ratio of expenses to average daily net assets prior to expense limitaiton.........     0.89%       1.01%       1.85%        /2/
  Ratio of net investment income to average net assets..............................     3.69%       2.63%       1.85%        /2/
  Ratio of net investment income to average net assets prior to expense limitaiton..     3.60%       2.42%       0.80%        /2/
  Portfolio turnover rate...........................................................       19%         13%          9%        /2/

--------------------
/1/ Date of initial public offering; ratios and total return have been annualized.

/2/ The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

Delaware Group Premium Fund, Inc.-International Equity Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-International Equity Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-International Equity Series as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period ended December 31, 1995 and the period from October 29, 1992 (date of initial public offering) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-International Equity Series at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 1995 and the period from October 29, 1992 (date of initial public offering) to December 31, 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Philadelphia, PA
February 9, 1996

--------------------------------------------------------------------------------

A Report on Premium Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for a shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                                                     Number of Votes/+/
                                                                                     ------------------
                                                                           For        Against/Withheld      Abstentions
Election of Directors*:
   Wayne A. Stork                                                       28,056,542        1,129,907             --
   Walter P. Babich                                                     28,073,011        1,113,438             --
   Anthony D. Knerr                                                     28,051,129        1,135,321             --
   Ann R. Leven                                                         28,063,092        1,123,357             --
   W. Thacher Longstreth                                                28,032,490        1,153,960             --
   Charles E. Peck                                                      28,057,779        1,128,670             --
Approval of the New Investment Management Agreement:                     4,771,443          118,918            262,574
Selection of Ernst & Young LLP as Independent Auditors*:                27,692,406          232,186          1,261,857

--------------------
/+/ Please note that the results of this meeting were not audited by Ernst &
    Young LLP.

  * Voted upon by all shareholders of the Fund.